Exhibit 10.2

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED
RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT

This THIRD AMENDMENT to FOURTH AMENDED AND RESTATED
RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT, dated as of October 18, 2012 (this “Amendment”), is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, MARKET STREET FUNDING LLC (“Market Street”), as a Discretionary Lender, PNC, as Administrator for the PNC Discretionary Lender and as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”) as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC., as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group.
RECITALS
A.WHEREAS, SMBC, MAFC, THE ROYAL BANK OF SCOTLAND PLC (“RBS”) and AMSTERDAM FUNDING CORPORATION (“AFC”) have entered into that certain Assignment and Acceptance Agreement, dated as of the date hereof, pursuant to which (i) RBS has assigned to SMBC all of its rights as Committed Lender and (ii) AFC has assigned all of its rights as Discretionary Lender, in each case, under the RFA and other Related Documents (as defined in the RFA);
B.    WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”); and
C.    WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the RFA shall have the same meanings herein as in Annex X to the RFA.
2.    Amendments to Annex X to the RFA.
(A)    The definition of “Delinquency Ratio” in Annex X to the RFA is hereby amended and restated in its entirety as follows:

“Delinquency Ratio” shall mean, as of any date of determination, the ratio (expressed as a percentage) of:
(1)    the aggregate Outstanding Balance of all Transferred Receivables (other than Specified Excluded Receivables) with respect to which any payment, or part thereof, remains unpaid from 61 to 90 days after its Billing Date to
(2)    the aggregate Outstanding Balance of all Transferred Receivables (other than Specified Excluded Receivables) originated during the immediately preceding Settlement Period.
(B)    The definition of “Delinquency Trigger Ratio” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Delinquency Trigger Ratio” shall mean, as of any date of determination, the ratio (expressed as a percentage) of:
(1)    the aggregate Outstanding Balance of Transferred Receivables (other than Specified Excluded Receivables) on the first day of the three (3) Settlement Periods immediately preceding such date with respect to which any payment, or part thereof, remains unpaid from 61 to 90 days after its Billing Date to
(2)    the aggregate Outstanding Balance of Transferred Receivables (other than Specified Excluded Receivables) on the first day of the three (3) Settlement Periods immediately preceding such date.
(C)     The definition of “Final Advance Date” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Final Advance Date” shall mean October 18, 2015 as such date may be extended with the consent of the Borrower, the Lenders and the Administrative Agent.
3.    Amendments to RFA.
(A)     Each reference to “$10,000,000” in Section 8.01(c) of the RFA is hereby replaced with a reference to “$50,000,000”.
(B)     The reference to “$5,000,000” in Section 8.01(g) of the RFA is hereby replaced with a reference to “$10,000,000”.
4.     Representations and Warranties. The Borrower represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

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(b)    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to the Borrower.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.
5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA shall be deemed to be references to the RFA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto (ii) all amounts due and payable under the Fee Letter.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION,
as the Borrower

By:        /s/ Simon Y. Leung
    Name:    Simon Y. Leung
    Title:    Senior Vice President
General Counsel and Corporate Secretary

S-1	Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

THE BANK OF NOVA SCOTIA,
as a Committed Lender, as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:    /s/ Diane Emanuel
    Name: Diane Emanuel
    Title: Managing Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:    /s/ Jill A. Russo
    Name: Jill A. Russo
    Title: Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By: /s/ Diane Emanuel
    Name: Name: Diane Emanuel
    Title: Managing Director

S-2	Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Administrator for Market Street Funding LLC and as Managing Agent for the
PNC Lender Group
By:    /s/ William Falcon
    Name: William Falcon
    Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and the PNC Committed Lender

By: /s/ Mark S. Falcione
    Name: Mark S. Falcione
    Title: Senior Vice President

MARKET STREET FUNDING LLC,
as a Lender and the PNC Discretionary Lender

By:        /s/ Doris J. Hearn
    Name: Doris J. Hearn
    Title: Vice President

S-3	Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the
SMBC Lender Group

By:     /s/ Takashi Fueno
   Name: Takashi Fueno
   Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender

By:     /s/ Kei Sato
   Name: Kei Sato
   Title: Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Lender and the SMBC Discretionary Lender

                                                                        By: MAF RECEIVABLES CORP.,
its sole member

By:     /s/ Irina Khaimova
   Name: Irina Khaimova
   Title: Vice President

S-4	Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement